                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2002

                       TRANSACT TECHNOLOGIES INCORPORATED

             (Exact name of registrant as specified in its charter)

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
           Delaware                                                0-21121                     06-1456680
(State or other jurisdiction                               (Commission file number)         (I.R.S. employer
      of incorporation)                                                                    identification no.)

7 Laser Lane, Wallingford, CT                                                                     06492
(Address of principal executive offices)                                                       (Zip Code)

Registrant's telephone number, including area code:                                          (203) 269-1198
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Item 9.  Regulation FD Disclosure.

On July 31, 2002, TransAct Technologies Incorporated (the "Company") issued a press release, attached as Exhibit 99.1. The press release is furnished pursuant to Rule 100(e) of Regulation FD under the rules of the Securities and Exchange Commission and is not deemed to be filed and the furnishing of it is not deemed to be an admission as to the materiality of the information furnished. The Company disclaims any obligation to update or supplement the information provided.

Item 7.  Financial Statements and Exhibits

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
Exhibit       Description
-------       -----------
99.1          Press Release dated July 31, 2002
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       TRANSACT TECHNOLOGIES INCORPORATED

                                  By: /s/ Richard L. Cote
                                      -----------------------------------------

                                      Richard L. Cote

                                      Executive Vice President, Chief Financial
                                      Officer and Secretary

Date: July 31, 2002
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                                  EXHIBIT LIST

The following exhibit is filed herewith.

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
Exhibit       Description
-------       -----------
99.1          Press Release dated July 31, 2002
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